Intangible assets	12 Months Ended
Jun. 30, 2021
Intangible Assets [Abstract]
Intangible assets
9. Intangible assets

Accounting policies
Acquired intangible assets are held on the consolidated balance sheet at cost less accumulated amortisation and impairment losses. Acquired brands and other intangible assets are initially recognised at fair value when they are controlled through contractual or other legal rights, or are separable from the rest of the business, and the fair value can be reliably measured. Where these assets are regarded as having indefinite useful economic lives, they are not amortised.
Goodwill represents the excess of the aggregate of the consideration transferred, the value of any non-controlling interests and the fair value of any previously held equity interest in the subsidiary acquired over the fair value of the identifiable net assets acquired. Goodwill arising on acquisitions prior to 1 July 1998 was eliminated against reserves, and this goodwill has not been reinstated. Goodwill arising subsequent to 1 July 1998 has been capitalised.
Amortisation and impairment of intangible assets is based on their useful economic lives and are amortised on a straight-line basis over those lives and reviewed for impairment whenever events or circumstances indicate that the carrying amount may not be recoverable. Goodwill and intangible assets that are regarded as having indefinite useful economic lives are not amortised and are reviewed for impairment at least annually or when there is an indication that the assets may be impaired. Impairment reviews compare the net carrying value with the recoverable amount (where recoverable amount is the higher of fair value less costs of disposal and value in use). Amortisation and any impairment write downs are charged to other operating expenses in the income statement.
Computer software is amortised on a straight-line basis to estimated residual value over its expected useful life. Residual values and useful lives are reviewed each year. Subject to these reviews, the estimated useful lives are up to eight years.
Critical accounting estimates and judgements
Assessment of the recoverable amount of an intangible asset and the useful economic life of an asset are based on management's estimates.
Impairment reviews are carried out to ensure that intangible assets, including brands, are not carried at above their recoverable amounts. Value in use and fair value less costs of disposal were both considered for these reviews and any impairment charge was based on these. The tests are dependent on management’s estimates in respect of the forecasting of future cash flows, the discount rates applicable to the future cash flows and what expected growth rates are reasonable. Judgement is required in determining the cash-generating units. Such estimates and judgements are subject to change as a result of changing economic conditions and actual cash flows may differ from forecasts.
Additional estimates have been applied by management regarding the potential financial impact of the Covid-19 pandemic across markets. In this regard a combination of the following factors was considered in every impairment model:
–the future development of the virus, including the duration, scale and geographic extent of the closures;
–the expected scale and duration of the economic recovery;
–the size of the on-trade channel in the market;
–the life cycle phase of the brand and the maturity of the market.
Consideration of climate risk impact
The impact of climate risk on the future cash flows has also been considered for scenarios analysed in line with the climate change risk assessment. The climate change scenario analyses - conducted in line with TCFD recommendations - undertaken this year did not identify any material financial impact.

	Brands £ million	Goodwill £ million	Other intangibles £ million	Computer software £ million	Total £ million
Cost
At 30 June 2019	8,895	2,795	1,540	653	13,883
Exchange differences	(74)	(139)	44	—	(169)
Additions	102	8	3	52	165
Disposals	—	—	—	(7)	(7)
At 30 June 2020	8,923	2,664	1,587	698	13,872
Exchange differences	(799)	(311)	(174)	(30)	(1,314)
Additions	334	274	8	32	648
Disposals	—	—	—	(27)	(27)
At 30 June 2021	8,458	2,627	1,421	673	13,179
Amortisation and impairment
At 30 June 2019	621	113	78	514	1,326
Exchange differences	(17)	(16)	(1)	2	(32)
Amortisation for the year	—	—	1	62	63
Impairment	564	655	—	—	1,219
Disposals	—	—	—	(4)	(4)
At 30 June 2020	1,168	752	78	574	2,572
Exchange differences	(71)	(82)	(3)	(26)	(182)
Amortisation for the year	—	—	5	44	49
Disposals	—	—	—	(24)	(24)
At 30 June 2021	1,097	670	80	568	2,415
Carrying amount
At 30 June 2021	7,361	1,957	1,341	105	10,764
At 30 June 2020	7,755	1,912	1,509	124	11,300
At 30 June 2019	8,274	2,682	1,462	139	12,557

(a) Brands
At 30 June 2021, the principal acquired brands, all of which are regarded as having indefinite useful economic lives, are as follows:

	Principal markets	2021 £ million	2020 £ million
Crown Royal whisky	United States	1,053	1,190
McDowell's No.1 whisky, rum and brandy	India	944	1,050
Captain Morgan rum	Global	864	977
Johnnie Walker whisky	Global	625	625
Smirnoff vodka	Global	593	670
Casamigos tequila	United States	434	491
Shui Jing Fang Chinese white spirit	Greater China	253	260
Aviation American gin	United States	190	—
Don Julio tequila	United States	185	179
Bell's whisky	Europe	179	179
Signature whisky	India	177	197
Seagram's 7 Crown whiskey	United States	160	181
Black Dog whisky	India	150	167
Antiquity whisky	India	147	163
Windsor Premier whisky	Korea	145	154
Yenì Raki	Turkey	141	202
Zacapa rum	Global	138	156
Gordon's gin	Europe	119	119
Other brands		864	795
		7,361	7,755
The brands are protected by trademarks, which are renewable indefinitely, in all of the major markets where they are sold. There are not believed to be any legal, regulatory or contractual provisions that limit the useful lives of these brands. The nature of the premium drinks industry is that obsolescence is not a common issue, with indefinite brand lives being commonplace, and Diageo has a number of brands that were originally created more than 100 years ago. Accordingly, the Directors believe that it is appropriate that the brands are treated as having indefinite lives for accounting purposes and are therefore not amortised.

(b) Goodwill
For the purposes of impairment testing, goodwill has been attributed to the following cash-generating units:

	2021 £ million	2020 £ million
North America	609	416
Europe and Turkey(i)
Turkey	143	205
Latin America and Caribbean – Mexico	126	123
Asia Pacific
Greater China	128	132
India	693	770
Other cash-generating units	258	266
	1,957	1,912
(i) From 1 July 2020, the former Europe cash-generating unit has been structured as five individual cash-generating units: Great Britain, Ireland, Northern Europe, Eastern Europe and Southern Europe, included in other cash-generating units.

Goodwill has arisen on the acquisition of businesses and includes synergies arising from cost savings, the opportunity to utilise Diageo’s distribution network to leverage marketing of the acquired products and the extension of the group’s portfolio of brands in new markets around the world.

(c) Other intangibles
Other intangibles principally comprise distribution rights. Diageo owns the global distribution rights for Ketel One vodka products in perpetuity, and the Directors believe that it is appropriate to treat these rights as having an indefinite life for accounting purposes. The carrying value at 30 June 2021 was £1,295 million (2020 – £1,464 million).

(d) Impairment testing
Impairment tests are performed annually, or more frequently if events or circumstances indicate that the carrying amount may not be recoverable. Recoverable amounts are calculated based on the value in use approach also considering fair value less costs of disposal. The value in use calculations are based on discounted forecast cash flows using the assumption that cash flows continue in perpetuity at the terminal growth rate of each country or region. The individual brands, other intangibles with indefinite useful lives and their associated tangible fixed assets are aggregated as separate cash-generating units. Separate tests are carried out for each cash-generating unit and for each of the markets. Goodwill is attributed to each of the markets.
The key assumptions used for the value in use calculations are as follows:

Cash flows
Cash flows are forecast for each cash-generating unit for the financial year, which is approved by management and reflect the following assumptions:
–Cash flows are projected based on the actual operating results and a three-year plan approved by the management. Cash flows are extrapolated up to five years using expected growth rates in line with management’s best estimates. Growth rates reflect expectations of sales growth, operating costs and margin, based on past experience and external sources of information. Where applicable, multiple cash flow scenarios were populated to predict the potential outcome, considering the increased risk of volatility with respect to the environment after the Covid-19 pandemic in the different markets. A simple average of these projections served as the estimation of the recoverable amount of the cash-generating units including the goodwill of USL, Indian brands and the Windsor Premier brand. Management has no information which would indicate that any of the scenarios are more likely than the others;
–The five-year forecast period is extended by up to an additional ten years at acquisition date for some intangible assets and goodwill when management believes that this period is justified by the maturity of the market and expects to achieve growth in excess of the terminal growth rate driven by Diageo’s sales, marketing and distribution expertise;
–Cash flows beyond the five-year period are projected using steady or progressively declining growth rates. The main exception is India and the USL brands, where the forecast period is extended by an additional three years of detailed forecasts;
–Cash flows for the subsequent years after the forecast period are extrapolated based on a terminal growth rate which does not exceed the long-term annual inflation rate of the country or region.

Discount rates
The discount rates used are the weighted average cost of capital which reflects the returns on government bonds and an equity risk premium adjusted for the drinks industry specific to the cash-generating units. Further risk premiums can be applied according to management’s assessment of the risks in respect of the cash flows for a particular asset or cash-generating unit. The group applies post-tax discount rates to post-tax cash flows as the valuation calculated using this method closely approximates to applying pre-tax discount rates to pre-tax cash flows.
For goodwill, these assumptions are based on the cash-generating unit or group of units to which the goodwill is attributed. For brands, they are based on a weighted average taking into account the country or countries where sales are made.
The pre-tax discount rates, terminal and long-term growth rates used for impairment testing are as follows:

	2021			2020
	Pre-tax discount rate %	Terminal growth rate %	Long-term growth rate %	Pre-tax discount rate %	Terminal growth rate %	Long-term growth rate %
North America – United States	7	2	4	8	2	4
Europe and Turkey
United Kingdom	6	2	4	5	2	4
Spain	5	2	4	8	2	3
Turkey	22	11	16	22	11	15
Russia	12	4	6	12	3	6
Africa
South Africa	13	—	6	18	—	7
Nigeria	19	10	14	21	11	14
Africa Emerging Markets	22	4	10	26	5	11
Latin America and Caribbean
Brazil	11	3	6	15	3	6
Mexico	17	3	6	16	3	5
Asia Pacific
Korea	10	(4)	—	10	(4)	—
India	12	4	11	12	4	12
Global Travel	7	2	5	8	2	5

In the year ended 30 June 2020, an impairment charge of £655 million in respect of the India cash-generating unit containing the India goodwill, £78 million in respect of the Old Tavern brand and £38 million in respect of the Bagpiper brand in India were recognised in exceptional operating items, based on their value in use. The brand impairment reduced the deferred tax liability by £25 million.
Further, in the year ended 30 June 2020, an impairment charge of £434 million in respect of the Windsor Premier brand was recognised in exceptional operating items, based on its value in use. The impairment reduced the deferred tax liability attributable to the brand by £105 million resulting in a net exceptional loss of £329 million.
(e) Sensitivity to change in key assumptions
Impairment testing for the year ended 30 June 2021 has identified the following cash-generating units as being sensitive to reasonably possible changes in assumptions.
The table below shows the headroom at 30 June 2021 and the impairment charge that would be required if the assumptions in the calculation of their value in use were changed:

	Carrying value of CGU £ million	Headroom £ million	1ppt increase in discount rate £ million	2ppt decrease in annual growth rate in forecast period 2022-2029 £ million	Category growth scenario £ million
India(i)	2,997	170	(116)	(114)	n/a
Antiquity brand(i)	148	—	(20)	(17)	n/a
USL Popular brands(i)	448	23	(28)	(35)	n/a
Windsor Premier brand(ii)	152	45	—	n/a	(13)
(i)    Reasonably possible changes in key assumptions that would result in an impairment of the India cash-generating unit, Antiquity and USL Popular brands would be a 1ppt increase in discount rate or a 2ppt decrease in the annual growth rate in the forecast period of 2022-2029.
(ii)    The Windsor Premier brand is disclosed as sensitive due to challenging market conditions. The only change in key assumptions considered reasonably possible that would result in an impairment of the brand would be a scenario where volume growth rates are forecasted assuming permanent damage of local whisky category with no recovery to F19 levels based on latest outlook of IWSR reports, and the fact that the majority of sales are on-trade.